CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Consolidated Statements Of Comprehensive Incomeloss
Net (loss) income	$ (540)	$ 2,650
Other comprehensive (loss) income:
Foreign currency translation adjustments	(4)	205
Total other comprehensive (loss) income	(4)	205
Comprehensive (loss) income	$ (544)	$ 2,855